UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

CHARDAN HEALTHCARE ACQUISITION 2 CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Renovacor Announces the Appointment of Elizabeth White, Ph.D., as Chief Business Officer and Senior Vice President of Operations

Dr. White is an industry leader with over three decades of pharmaceutical experience in business management and strategy with a focus on rare diseases and gene therapies

PHILADELPHIA, July 19, 2021— Renovacor, Inc. (“Renovacor”), an early-stage biotechnology company developing adeno-associated virus (AAV)-based gene therapies for devastating cardiovascular and central nervous system diseases resulting from BAG3 gene variants, today announced the appointment of Elizabeth (Beth) White, Ph.D., as chief business officer and senior vice president of operations.

“Beth is a proven industry professional who possesses a unique blend of business, scientific and drug strategy experience from leadership roles in global pharma and biotech companies that will guide the development of our lead candidate, REN-001,” said Magdalene Cook, M.D., chief executive officer of Renovacor. “Her diverse background, with deep experience in the areas of rare diseases and gene therapies, perfectly aligns with our vision to deliver transformative therapies to patients. We look forward to working with her to meet critical business and regulatory milestones as we prepare for REN-001’s anticipated IND filing in mid-2022.”

Dr. White commented, “I am very eager to join Renovacor and work alongside a passionate team of cardiovascular and gene therapy experts. I believe the company’s sound scientific strategy leveraging BAG3 biology and a validated capsid leaves it well positioned to be an industry leader in the development of AAV-based therapies for a variety of diseases with high unmet medical needs and look forward to engaging with all of our stakeholders, especially the patients we hope to benefit. I am excited to work with the other members of the executive team to build Renovacor’s technical and commercial capabilities and to strategically expand its pipeline beyond its lead indication of BAG3-associated familial dilated cardiomyopathy.”

Prior to joining Renovacor, Dr. White served as the chief business and strategy officer for NeuExcell Therapeutics, Inc., a pre-clinical startup gene therapy company where she led strategic planning and business development efforts. Prior to NeuExcell, she served as the founder and president of White Biotech Solutions, LLC, a business strategy consulting practice, where she advised a variety of biopharma clients focused on rare diseases and gene therapies. During a 20-year career at Wyeth/Pfizer Inc., Dr. White held a variety of positions of increasing responsibility where she most recently led commercial development for Pfizer’s rare disease and gene therapy business, including directing portfolio strategy and target product profile development across a wide variety of rare diseases. While at Wyeth/Pfizer Inc., she developed commercial and stakeholder insights to improve development plans and facilitated many successful licensing and acquisition deals, including Pfizer’s global collaboration with Spark Therapeutics and its acquisition of Bamboo Therapeutics.

Dr. White also serves on the board of Parent Project Muscular Dystrophy, where she helps lead strategic planning and supports initiatives in research, patient care, advocacy and education. Dr. White has a Ph.D. and a master’s degree with a concentration in molecular and cellular biology from the University of Rochester, New York, and a bachelor’s degree in biology from Allegheny College.

About Renovacor

Renovacor is a preclinical stage gene therapy company developing a pipeline of innovative and proprietary AAV-based gene therapies for BAG3 gene mutation-associated diseases in areas of high unmet medical need. Renovacor’s therapeutic focus is initially on cardiovascular disease, with a lead program in BAG3 mutation-associated dilated cardiomyopathy. For more information, please visit www.renovacor.com. No part of Renovacor’s website is incorporated by reference into or otherwise deemed to be a part of this press release.

Renovacor previously announced that it had entered into a merger agreement with Chardan Healthcare Acquisition 2 Corp. (NYSE: CHAQ) (“CHAQ”), a special purposes acquisition company. Completion of the proposed merger is subject to approval by the stockholders of CHAQ and certain other conditions. The proposed merger is expected to close in the third quarter of 2021.

About Chardan Healthcare Acquisition Corp.

CHAQ is a special purpose acquisition company formed for the purpose of effecting a merger, acquisition, or similar business combination. CHAQ raised approximately $86.0 million in April 2020 for the purpose of combining with a public or privately-held operating business. CHAQ was founded and sponsored by affiliates of Chardan Capital Markets LLC. CHAQ is Chardan’s sixth publicly traded acquisition vehicle.

Additional Information and Where to Find It

This communication is being made in respect of a proposed transaction between Renovacor and CHAQ. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CHAQ intends to file a proxy statement, which will be sent to all CHAQ and Renovacor stockholders. CHAQ also will file other documents regarding the proposed transaction with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CHAQ AND RENOVACOR ARE URGED TO READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by CHAQ through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by CHAQ may be obtained free of charge from CHAQ’s website at https://www.chardanhealthcarespac.com/ or by written request to CHAQ at Chardan Healthcare Acquisition 2 Corp., 17 State Street, 21st Floor, New York, NY 10004.

Participants in Solicitation

CHAQ and Renovacor and their respective directors and officers may be deemed to be participants in the solicitation of proxies from CHAQ’s stockholders in connection with the proposed transaction. Information about CHAQ’s directors and executive officers and their ownership of CHAQ’s securities is set forth in CHAQ’s filings with the SEC, including CHAQ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021. To the extent that holdings of CHAQ’s securities have changed since the amounts printed in CHAQ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the above paragraph.

Forward-Looking Statements Legend

This communication contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the anticipated timing of the transaction and Renovacor’s products under development. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of CHAQ’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and proxy statement discussed above and other documents filed by CHAQ from time to time with the SEC. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Renovacor and CHAQ assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Renovacor nor CHAQ gives any assurance that either Renovacor or CHAQ will achieve its expectations.

Investor Contact:

John Mullaly

LifeSci Advisors

617-429-3548

jmullaly@lifesciadvisors.com

Media Contact:

Patrick Bursey

LifeSci Communications

646-970-4688

pbursey@lifescicomms.com